UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 15, 2013

EHEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 EAST MIDDLEFIELD ROAD

MOUNTAIN VIEW, CALIFORNIA 94043

(Address of principal executive offices) (Zip Code)

(650) 584-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Agreement with the Centers for Medicare & Medicaid Services

On August 15, 2013 eHealth, Inc. (the “Company”) (through its subsidiary eHealthInsurance Services, Inc.) entered into an agreement (the “CMS Agent Agreement”) with the Centers for Medicare and Medicaid Services (“CMS”). CMS is the government agency that is responsible for the management and oversight of the Federally-facilitated Exchange (“FFE”) created under the Patient Protection and Affordable Care Act of 2010, as amended (the “Affordable Care Act”). It is expected that the FFE will operate the health insurance exchange in 36 states for the initial enrollment period for qualified health plans under the Affordable Care Act scheduled to begin October 1, 2013 and end March 31, 2014. Under the Affordable Care Act and related regulations, eligible individuals must purchase qualified health plans through a government-run health insurance exchange in order to receive advance payments of premium tax credits and cost-sharing reductions (collectively, “subsidies”) under the Affordable Care Act.

The CMS Agent Agreement is the second agreement that the Company has entered into relating to its ability to enroll individuals into qualified health plans through the FFE under the Affordable Care Act. Among other things, the first agreement that the Company entered into with CMS (the “CMS Agreement”) permits, subject to the terms of the CMS Agreement, the Company to access the federal government data hub, which is necessary for determining the eligibility of individuals to enroll in qualified health plans and receive subsidies under the Affordable Care Act. The CMS Agreement contains comprehensive privacy and security and other requirements that the Company must meet and implement in order to gain and maintain access to the federal government data hub and enroll individuals into qualified health plans. All agents and brokers who use their internet website to assist individuals in applying for qualified health plans and subsidies through the FFE (“WBEs”) are required to enter into the CMS Agreement.

All agents and brokers, including those that do not use their internet website to assist individuals in applying for qualified health plans and subsidies through the FFE, are required to enter into the CMS Agent Agreement. The CMS Agent Agreement contains requirements that the Company must meet in order to enroll eligible individuals in qualified health plans through the FFE. The Agreement provides that in order to do so the Company must (i) register with the FFE; (ii) receive training in the range of QHP options and insurance affordability programs offered through the FFE; (iii) comply with comprehensive privacy and security standards adopted by the FFE; (iv) comply with all other applicable laws, statutes, regulations, ordinances and guidance issued or to be issued; and (v) maintain valid licensure in each state where the Company offers QHPs through the FFE. The CMS Agent Agreement becomes effective October 1, 2013 and ends September 30, 2014 and is renewable in CMS’s sole and absolute discretion. CMS may also amend the agreement to incorporate any additional standards required by statute, regulation or policy implementing or interpreting such statutory or regulatory provisions. Moreover, statutory, regulatory and sub-regulatory guidance released by CMS controls over the terms of the CMS Agent Agreement.

While the Company has entered into the CMS Agreement and the CMS Agent Agreement, there are risks and uncertainties relating to the Company’s ability to enroll individuals into qualified health plans through the FFE and assist those individuals in applying for subsidies. Among other things, the Company must satisfy the requirements contained in the CMS Agreement, the CMS Agent Agreement and applicable laws, regulations and regulatory guidance; complete development of a compliant web platform incorporating those requirements; obtain qualified health plan information from the Company’s health insurance carrier partners and CMS and incorporate it into its web platform; implement a privacy and security program to conform to the privacy and security requirements of the CMS Agreement and CMS Agent Agreement as well as laws, regulations and regulatory guidance applicable to the Company acting as a WBE; and successfully integrate with the FFE and the FFE data hub so that information may be passed to and from the Company and the FFE relating to qualified health plan and subsidy eligibility. The Company depends upon the FFE for a number of things relating to the Company’s ability to enroll individuals into qualified health plans, including integration with the FFE and the FFE data hub as well as certain qualified health plan information that is required under the applicable regulations to be displayed on the Company’s website. The Company cannot ensure that it will be able to enroll individuals into qualified health plans at the beginning of the initial enrollment period on October 1, 2013 or within any other specific timeframe.

On August 16, 2013, the Company issued a press release relating to the CMS Agent Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Affordable Care Act and the related regulations, the FFE’s expected operation of health insurance exchanges in 36 states and the scheduled commencement of operations of these exchanges, the obligation of eligible individuals to purchase qualified health plans through a government-run health insurance exchange and the Company’s ability to enroll individuals in qualified health plans through the FFE. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, permission for health insurance agents such as the Company to enroll individuals into qualified health plans so that the individuals may receive a subsidy; the Company’s ability to enroll individuals in qualified health plans through the FFE; the Company’s ability to satisfy the conditions and requirements contained in the CMS Agreement and the CMS Agent Agreement, applicable laws, regulations and regulatory guidance; the Company’s ability to complete development of a compliant web platform incorporating the requirements of the CMS Agreement, the CMS Agent Agreement, and applicable laws, regulations and regulatory guidance; the Company’s ability to obtain qualified health plan information from the Company’s health insurance carrier partners and CMS and incorporate it into its web platform; the Company’s ability to successfully integrate with the FFE and the FFE data hub so that information may be passed to and from the Company relating to qualified health plan and subsidy eligibility, the government’s readiness to allow enrollment from the Company through the FFE and the Company’s ability to timely meet the applicable requirements and potential changes in laws, regulations and regulatory guidance. Other risks and uncertainties that can affect actual results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2012 and our most recent Quarterly Report on Form 10-Q, which are on file with the SEC and are available on the investor relations page of the Company’s website at http://www.ehealthinsurance.com and on the Securities and Exchange Commission’s website at www.sec.gov. All information provided in this Current Report on Form 8-K is as of the date of its filing, and we undertake no duty to update this information unless required by law.

The information in Item 7.01 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Except as shall be expressly set forth by specific reference in such filing, the information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of eHealth, Inc. dated August 16, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2013	/s/ Stuart M. Huizinga
Stuart M. Huizinga
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of eHealth, Inc. dated August 16, 2013